SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 18, 1998


                              THE SOUTHERN COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

-------------------------------------------------------------------------------

      Delaware                      1-3526                58-0690070
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File  (IRS Employer Identification
    of incorporation)                Number)                No.)


270 Peachtree Street, NW, Atlanta, Georgia                   30303
-------------------------------------------------------------------------------
  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code          (770) 393-0650
                                                  -----------------------------


                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.         Other Events.

         On June 18, 1998, The Southern Company ("Southern"), Southern Company Capital Funding, Inc. ("Capital") and Southern Company Capital Trust IV (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 8,000,000 7 1/8% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the registration statement (Registration Statement Nos. 333-50659, 333-50659-01 and 333-50659-02)
of the Company, Capital and the Trust.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         1 Underwriting Agreement, dated June 18, 1998, among the Company, Capital, the Trust and Merrill Lynch & Co., as Representative for the Underwriters named in Schedule I thereto.

         4.2 Second Supplemental Indenture dated as of June 25, 1998, providing for the issuance of the Company's Series D 7 1/8% Junior Subordinated Notes due June 30, 2038.

         4.5 Amended and Restated Trust Agreement of Southern Company Capital Trust IV.

         4.6 Form of Preferred Security of Southern Company Capital Trust IV (included in Exhibit 4.5 above).

         4.7      Form of Series D 7 1/8% Junior Subordinated Note (included in
                  Exhibit 4.2 above).

         4.8 Preferred Securities Guarantee of Southern relating to the Preferred Securities.

         4.9 Agreement as to Expenses and Liabilities relating to Southern Company Capital Trust IV (included in Exhibit 4.5 above).

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     June 25, 1998                                 THE SOUTHERN COMPANY



                                                        By /s/Patricia Roberts
                                                              Patricia Roberts
                                                             Assistant Secretary